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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 15, 2002




              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                  333-77054                 13-3320910
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  (STATE OR OTHER JURISDICTION       (COMMISSION             (I.R.S. EMPLOYER
        OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NUMBER)

           11 Madison Avenue, New York, New York               10010
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


Registrant's telephone number, including area code: (212) 325-2000
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Item 5.  Other Events

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1

         The consolidated financial statements of Financial Security Assurance Inc. ("FSA") and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2001 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheet as of September 30, 2002 and statements of operations and comprehensive income, and statements of cash flows of FSA and its subsidiaries for the nine months ended September 30, 2002 and 2001, included in the quarterly report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended September 30, 2002 are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on the financial statements of FSA and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 in the prospectus supplement and their being named as "experts" in the prospectus supplement related to Mortgage Securities Corp. Home Equity Mortgage Trust 2002-4, Home Equity Mortgage Pass-Through Certificates, Series 2002-4, is attached hereto as Exhibit 23.1.

         All financial statements of Financial Security Assurance Holdings Ltd pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be part hereof from the respective dates of filing such documents.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                    Item 601(a) of
                    Regulation S-K
 Exhibit No.        Exhibit No.            Description
 -----------        -----------            -----------
      1                23                  Consent of Independent Accountants

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          CREDIT SUISSE FIRST BOSTON
                                          MORTGAGE SECURITIES CORP.

                                          By:  /s/ Helaine Hebble
                                               -----------------------
                                          Name:    Helaine Hebble
                                          Title:   Senior Vice President


Dated: November 15, 2002

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                                INDEX TO EXHIBITS


       Exhibit No.           Description                                 Page
       -----------           -----------                                 ----
            1                Consent of PricewaterhouseCoopers LLP         5